Welcome Exhibit 99.1

Ken Goldman – *SVP & Chief Financial Officer*



- 35+ years financial, corporate strategy, M&A and operations experience
- CFO roles with three public companies plus a multi-billion dollar division of a Fortune 100 company
- CFO at Fiksu
- CFO Black Duck Software
- CFO and Director for Salary.com (successful IPO)
- CFO at Lodestar Corporation, Student Advantage, MediaMap, Shoplink.com and Goldweitz & Company, Inc.
- CPA KPMG
- Syracuse University's Martin J. Whitman School of Management

everbridge®
EVBG Analyst Day

Safe Harbor This presentation contains forward-looking statements about Everbridge, Inc. (“Everbridge” or the “Company”) within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, based on management’s current expectation. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: our ability to attract new customers and retain and increase sales to existing customers; developments in the market for critical communications and enterprise safety applications and the associated regulatory environment; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we have not been profitable on a consistent basis historically and may not achieve or maintain profitability in the future; the lengthy and unpredictable sales cycles for new customers; nature of our business exposes us to inherent liability risks; our ability to successfully integrate businesses and assets that we may acquire; our ability to maintain successful relationships with our partners; our ability to respond to competitive pressures; potential liability related to data privacy and security; our ability to protect our intellectual property rights; and the other risks detailed in our risk factors discussed in filings with the U.S. Securities and Exchange Commission. Moreover, Everbridge operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Neither Everbridge nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We are providing this information as of the date of this presentation and do not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by Everbridge relating to market size and growth and other data about the Company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither Everbridge nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and Everbridge’s market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Everbridge’s business. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Free Cash Flow among others. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by Everbridge may differ from the non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable GAAP measure is included in the Appendix to these slides. Everbridge has filed a registration statement on Form S-1 (including a preliminary prospectus) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. The registration statement has not yet become effective. Shares of Everbridge’s common stock may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. Before you invest, you should read the preliminary prospectus and the other documents Everbridge files with the SEC for more complete information about Everbridge and this offering. You can obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the preliminary prospectus may be obtained from Credit Suisse (USA) LLC, Attention:  Prospectus Department, One Madison Avenue, New York, New York, 10010, or by email  at newyork.prospectus@credit-suisse.com; or from BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC  28255-0001, Attn: Prospectus Department, or by email at dg.prospectus_requests@baml.com.

Agenda

Time	Session	Speakers
10:30AM	Review of Agenda / Safe Harbor	Ken Goldman – SVP & CFO
10:35AM	Welcome and Overview	Jaime Ellertson - Chairman & CEO
11:15AM	Product Overview	Imad Mouline - CTO
11:45AM	Go to Market Strategy	Bob Hughes – President MJ McCarthy – Vice President Sales Riz Karim – Vice President Services
12:20PM	Q&A	
12:30PM	Lunch	
12:45PM	Engineering & Operations	Everbridge Operations Center Video Jim Totton - EVP Product Management, Engineering, and Ops Todd Kokoszka – Vice President Engineering
1:30PM	Product Demonstrations	Claudia Dent – SVP Product Management Greg Mummah – Senior Solutions Consultant
2:15PM	Visual Command Center & IT Alerting	Vick Vaishnavi – General Manager IT Alerting & Visual Command Center
2:35PM	Convergence of the CISO and CSO	Tracy Reinhold - CSO
2:50PM	Q&A	
3:00PM	Financial Review	Ken Goldman – SVP & CFO Patrick Brickley – VP Finance
3:20PM	Wrap Up	Jaime Ellertson - Chairman & CEO

everbridge®
EVBG Analyst Day

Housekeeping As Everbridge is a secure facility, we ask that you not wander through our office space. We will be posting a copy of today’s slides to our IR website and filing them with the SEC under a Form 8-K. There are administrative staff outside this room who can direct you to restrooms or assist you with other matters. We ask that you not approach Everbridge employees in the hallways or at their desks to speak with them about the company – they are not authorized to speak on behalf of Everbridge. There is Wi-Fi access available – the logon details are on the bottom of your printed agenda. We have a very full agenda and as such we will not be stopping for breaks other than to quickly grab food for a working lunch session – if you need a break please take one as needed outside this room. Coffee and water are available at tables outside the room. There will be three Q&A sessions during today’s program. Please hold your questions until that time. Thank you for your attendance and participation.

Corporate Update Everbridge Analyst & Investor Day

Jaime Ellertson – *Chairman & CEO*



- Leads Everbridge strategic vision, corporate growth and market evolution
- Former CEO and Chairman of CloudFloor Corporation, merged with Everbridge (NASDAQ: EVBG)
- CEO. President and Director of Gomez Inc., Internet Performance Management leader (acquired by Compuware)
- CEO, President and Director of S1 Corporation (NASDAQ: SONE)
- CEO and President of Interleaf (NASDAQ: LEAF) acquired by BroadVision
- Founded several other high growth software companies including:
  - Founder Document Automation Corporation (1982-1987)
  - Founder Openware Technologies (1990-1995)
  - Founder Purview Technologies Inc. (1996-1997)

everbridge®
EVBG Analyst Day

Adjusted EBITDA Positive $45+ Billion market opportunity in 2020 3,800+ Enterprise customers 10 Enterprise Applications Revenue in millions of dollars 750+ Employees 200+ Million Contacts   35% CAGR We provide enterprise software applications to improve organizational response for critical events to keep people safe and businesses running. Faster. Everbridge

Products and Markets Critical Event Management IT and IoT Alerting Mass Notification & Incident Management Product Segments $29.0 Billions $46.1B TAM $20.9B TAM 2 2015 2020 $14.9 $3.5 $2.5 $10.7 $6.4 Critical Event Management (CEM) $45+ Billion TAM Crisis Commander Safety Connection Visual Command Center IT Alerting Mass Notification Incident Management Secure Messaging Community Engagement UMS LBAS Critical Event Data IoT

largest investment banks 9 OF THE 10 largest global auto makers 6 OF THE 10 largest global consulting firms 6 OF THE 10 largest global CPA firms 4 OF THE 4 largest U.S. cities 9 OF THE 10 busiest North American airports 25 OF THE 25 largest health insurers 5 OF THE 10 Everbridge Market Leadership Largest High Tech companies 6 OF THE 10 Verticals are based on trailing 12-month revenue as of March 31, 2018. As of December 31, 2011 and March 31, 2018. Number of customers2 3 4 Verticals1

Critical Event Management TAM Organic upsell potential with Everbridge Customers 3,800 Customers Verticals are based on trailing 12-month revenue as of March 31, 2018. Verticals1 Target Customers: 2,660 Current Corporate & HealthCare Customers CEM Deal Range: $210k to $1,400k CEM TAM for Current Customers: $1.8 Billion

Market Leading Differentiation THE COMPANY THE SOLUTION PEOPLE Highly skilled and highly passionate employees that are dedicated to customer success. DATA Automated real-time threat detection through comprehensive data for over 100 different risk types. SCALE As a public company, we have the resources to support organizations of all sizes on a global scale. PLATFORM Robust communications and delivery platform that supports you anytime, anywhere globally. TRUST Proven track record with over 3,800 customers globally. PRODUCTS Integrated suite of applications that help manage critical events throughout the entire process.

Market Leading Differentiation THE COMPANY THE SOLUTION PEOPLE Highly skilled and highly passionate employees that are dedicated to customer success. DATA Automated real-time threat detection through comprehensive data for over 100 different risk types. SCALE As a public company, we have the resources to support organizations of all sizes on a global scale. PLATFORM Robust communications and delivery platform that supports you anytime, anywhere globally. TRUST Proven track record with over 3,800 customers globally. PRODUCTS Integrated suite of applications that help manage critical events throughout the entire process. 20+ MILLION Critical Events since Q2 2017 99.99% Transactional Uptime 80+ Worldwide Core Patents 200+ Countries & Territories

Competition

for Mass Notification

	Competitive Landscape	Everbridge
Size & Scale	Largely Regional Reach	200+ Countries and Territories
Customer base	Largely Vertical Specific	Multi-Vertical
Ecosystem	Limited	Global multi-discipline
Product Set	Generally Point Solutions	Integrated multi-problem and use case suite
User Interface	Product UI	Multi-channel visualization
Solutions	Mass Notification or IT Alerting	Critical Event Management

Across our Platform

	Competitive Landscape	Everbridge
CEM	No Competition	New Category
VCC	Only In-House Builds	Clear Market Leader
Safety Connection	Mainly Mobile Apps	Clear Market Leader
IT Alerting	4-5 NA Competitors	Cross Enterprise Leader
PAS/LBAS	Only Cell Broadcasting Vendors	Population Alerting – 70+ Patents
Mass Notification	Regional Notification Vendors	Clear Market Leader

everbridge®
EVBG Analyst Day

Diversify Business through CEM Retain & Grow the Base Continue Mass Notification Growth Platform & Products

Long-Term Core Growth Strategy 3 Drive our Strategic Enterprise Value CEM 2 Grow our MN/IC Business by Increasing ASP & New Markets 1 Maximize Net Retention and Cross-Sell into the Base Drive “best in class” renewals across the 3,800+ customer base 95%+/110%± Deliver CEM Suite to provide enterprise-wide platform for Critical Events Increase the ASP thru Multi-product Sales Add 1 new product every 12-18 months Expand Internationally & win entire countries with LBAS Expand into Federal Market with FedRAMP Expand CEM to include Physical, Human and IT Assets Add new CEM Products to drive greater value and increase ASP Continue to execute our Large City & State and Enterprise Strategy Gross / Net Renewals

Growth Strategy Dedicated activities to drive contract renewals Customer Success Team Automated risk identification Everbridge University Cross-selling multiple products to enterprise customer base Account Management Team Adding 1 new application on the Platform every 12-18 months Leverage Platform Across the Enterprise 1 Maximize Net Retention and Cross-Sell into the Base

Growth Strategy Expand Internationally 2 new geographies added in 2018 Enter Federal Market with FedRAMP New certifications and partnerships to extend market reach Target Large City, State and now Country-wide deals 2 Grow our MN/IC Business by Increasing ASP & New Markets

Growth Strategy Increase business value to drive higher ASP Expand addressable market: Risk Management Operations Human Resources Security Well positioned for Fusion Center growth 3 Drive our Strategic Enterprise Value CEM

Multiple use cases supported Multiple buyers across the organization Asset-based pricing using contacts, supply chain routes, facilities IT Systems Most comprehensive unified suite available Primed for Fusion Center growth Grows to support IT operations $6B+ TAM Expansion

CEM Growth Opportunity CEM for Life Safety and Security Analytics to increase value Analyze past responses for patterns and anomalies Predict the outcome of new incidents. Integrate IT Alerting

Build, Buy & Partner Critical Event Data Launch new applications to expand suite Expand vertically and through international partners New M&A to access and accelerate market success Analytics

Everbridge Critical Event Management Imad Mouline

Imad Mouline – *Chief Technology Officer*



+ Leads Everbridge market strategy, product roadmap and innovation
+ Co-founder and CTO of Cloudfloor
+ CTO of Compuware's Application Performance Management Solutions
+ CTO of Gomez
+ CTO of S1 Corporation
+ Director of Engineering at BroadVision and Interleaf, Inc
+ 5 U.S. Patents; MIT graduate

everbridge®
EVBG Analyst Day

Critical Events Happen Every Day Risk to Traveler & Worker Safety Supply Chain Disruptions IT Outage Active Shooter

ASSETS People Buildings/Facilities Supply Chain IT Systems Reputation/Brand RISK EVENTS Internal External What Defines a Critical Event? CRITICAL EVENT

ASSETS People Employees Expatriates Travelers Visitors Buildings/Facilities Supply Chain IT Systems Reputation/Brand RISK EVENTS Internal Workplace/Safety System Failures Disruptions/Process Failures Fraud/Theft External Weather/Natural Disasters Terrorism/Civil Unrest Disease/Hazmat Crime What Defines a Critical Event? CRITICAL EVENT

ASSETS People Consumers Guests Internal Users Admins Buildings/Facilities Supply Chain IT Systems Reputation/Brand RISK EVENTS Internal System Failures IT Service Disruptions Change/release issues Data Center Outage External 3rd party Provider Outage Network Outage Cloud Service Outage Natural Disaster Cyber Attack What Defines a Critical Event? CRITICAL EVENT

ASSETS People Patients Staff Administrators Visitors Buildings/Facilities Supply Chain IT Systems Reputation/Brand RISK EVENTS Clinical Stroke, STEMI, Trauma, Falls, Safety Internal Workplace/Safety System Failures Disruptions/Process Failures External Weather/Natural Disasters Public Health Active Shooter/MCI What Defines a Critical Event? CRITICAL EVENT

Typical Processes are Disjointed CRITICAL EVENT ARE MY ASSETS AT RISK? ? ? ? DOES IT IMPACT US? ? ? ? WHERE ARE MY PEOPLE? ? ? ? ? ? ? WHO SHOULD WE NOTIFY? HOW DO WE STAY IN SYNC? ? ? ? ? ? ? HOW CAN WE RESPOND FASTER? WHAT IS HAPPENING RIGHT NOW? ? ? ? HOW SHOULD WE RESPOND? ? ? ? CAN WE TRUST THIS THREAT DATA? ? ? ?

What often gets in the way? Lots of noise and too much data People and assets in transit are difficult to locate Lack of relevant information slows decision-making Manual processes/ silos slow response As a result, resolution is slow, unclear and reactive

As a result… Your employees are at risk Operations could suffer a major disruption Customers lose confidence The value of your brand and revenues are at risk

As a result… Your employees are at risk Operations could suffer a major disruption Customers lose confidence The value of your brand and revenues are at risk $535 BILLION IN LOSSES IN 20161 (1. Institute for Economics and Peace “Global-Terrorism-Index-2015” Swiss Re - Preliminary sigma estimates for 2015: global catastrophes cause economic losses of USD 85 billion” Lloyd’s – “Cyber attacks cost companies $400 billion every year”)

As a result… Your patients & staff are at risk Operations could suffer a major disruption Physicians & patients lose confidence The value of your brand and revenues are at risk

As a result… 1 Stroke patient - 13.4 M neurons saved ~$4,500/patient Recover faster - $8M in patient revenue

As a result… Customers/ employees are frustrated Operations could suffer a major disruption Productivity loss Revenue loss and brand image at risk

As a result… Avg. Cost of IT downtime $8,900/minute1 1 Ponemon Institute – Cost of IT Downtime -2016

As a result… 100 Milliseconds Slower -1% SALES -0.2% SEARCHES -2% CONVERSION $660M $45M $244M H/T James Urquhart, SOASTA Data: Gartner, Walmart

We provide enterprise software applications to improve organizational response for critical events to help Everbridge Keep People Safe and Businesses Running. Faster.

Detect and gain situational clarity about a threat and its potential impact.

Assess: Combine Alert & Context Risk Data Sources EARTHQUAKE AMBER ALERT GANGS DRUG INTERDICTION AVIATION INCIDENT TERROR FIRE FLOOD BORDER SECURITY FOOD & DRUG INCIDENT ACTIVISM HAZMAT OUTBREAK HURRICANE PRESIDENTIAL VOLCANO SYSTEM WARNING WILDFIRES WINTER INCIDENT TORNADO TWITTER INCIDENT CYBER IT OUTAGE PUBLIC CRISES CLINICAL DISCHARGE SUPPLY CHAIN PRODUCT RECALL NIXLE ADVISORY AIRPORT WEATHER CAMERAS SOCIAL MEDIA MAP IMAGERY TRAFFIC IT TICKET COUNTRY RISK PROFILE BEDSIDE MONITORS FUTURE FEED

EARTHQUAKE AMBER ALERT GANGS DRUG INTERDICTION AVIATION INCIDENT TERROR FIRE FLOOD BORDER SECURITY FOOD & DRUG INCIDENT ACTIVISM HAZMAT OUTBREAK HURRICANE VOLCANO SYSTEM WARNING WILDFIRES WINTER INCIDENT TORNADO TWITTER INCIDENT CYBER IT OUTAGE PUBLIC CRISES CLINICAL DISCHARGE SUPPLY CHAIN NIXLE ADVISORY AIRPORT WEATHER CAMERAS SOCIAL MEDIA MAP IMAGERY TRAFFIC IT TICKET COUNTRY RISK PROFILE BEDSIDE MONITORS Assess

Locate key stakeholders to rally, instruct, and inform.

Locate Automatically identify and locate: Who can help Who is impacted Who needs to know Schedules On-duty and on-call, rotations, escalations, etc. Location Static and Dynamic locations NAME Chris A. Sanchez ATTRIBUTES Sr. DBA l HAZMAT Cert CPR Cert l Union Member

Locate SAFE CORRIDOR SOS! SAFETY MENU

Locate Aggregate Location Data from Multiple Sources MOBILE AWARE Everbridge mobile app check-ins ACTUAL EXPECTED DYNAMIC LOCATIONS TRAVEL AWARE Through our medical and security assistance partner International SOS SCHEDULE AWARE Office Hoteling systems ACCESS AWARE Wire and wireless network access points like Cisco Access control and badging systems like Lenel, Tyco, and S2.

Automatically identify and locate: Who can help Who is impacted Who needs to know Location Static and Dynamic locations NAME Chris A. Sanchez ATTRIBUTES Sr. DBA l HAZMAT Cert CPR Cert l Union Member Locate Schedules On-duty and on-call, rotations, escalations, etc.

Automatically identify and locate: Who can help Who is impacted Who needs to know Location Static and Dynamic locations NAME Chris A. Sanchez ATTRIBUTES Sr. DBA l HAZMAT Cert CPR Cert l Union Member Locate Schedules On-duty and on-call, rotations, escalations, etc.

Locate: Mobile scenario Protests in London turn violent, and local employees and travelers are caught in the middle. The panic button in Safety Connection sends an alert to the command center

Take quick and decisive action to mitigate or eliminate the impact of a threat.

Act: Incident Communication Workflow

Act: Incident Communication Workflow In the command center, the SOS alert is received and visualized.

Act: Incident Communication Workflow The operator launches a new incident, and selects an incident template.

Act: Incident Communication Workflow The system automatically launches multiple workflows that can include SOP checklists, tasks, etc. CMT NOTIFICATION CONFERENCE BRIDGE ACTIVATION ALL EMPLOYEE ACCOUNTABILITY IMPACTED EMPLOYEE FOLLOW UP EXECUTIVE SITREP ALL EMPLOYEE FYI

Analyze actions taken and understand patterns to improve outcomes.

Analyze CLOSE THE LOOP Use the analysis as part of the Assess step. Has this happened before? What was the impact? What did we do well? What could we have done better? What slowed us down? Who was involved? Who responded fastest?

Integrated communication and collaboration with all stakeholders.

Powerful visualization for risk intelligence and response through a Common Operating Environment

USE CASES Everbridge Critical Event Management Platform PLATFORM Employee Safety & Security IT Services Supply Chain Secure & Compliant Highly Available & Scalable Visual & Collaborative Globally Local Business Continuity Location & Event Aware PRODUCTS Safety Connection Mass Notification Visual Command Center IT Alerting Incident Communication UMS LBAS Traveling Employee Resident Communications

QUESTIONS?

Everbridge Go-to-Market Bob Hughes

Bob Hughes – President 28 years executive leadership scaling companies Former President of Worldwide Operations at Akamai – grew annual revenues from $50M to over $2B Led all aspects of customer experience, global sales, services and support, GTM strategy, branding, HR Sales leadership at PictureTel and Boston Scientific Board of Directors of QuickBase, Inc.

largest investment banks 9 OF THE 10 largest global auto makers 6 OF THE 10 largest global consulting firms 6 OF THE 10 largest global CPA firms 4 OF THE 4 largest U.S. cities 9 OF THE 10 busiest North American airports 25 OF THE 25 largest health insurers 5 OF THE 10 largest healthcare providers 4 OF THE 10 Everbridge Market Leadership Largest Hi-Tech companies 6 OF THE 10 largest Higher Ed institutions 6 OF THE 10

Largest Hi-Tech companies 6 OF THE 10 largest Higher Ed institutions 6 OF THE 10 largest investment banks 9 OF THE 10 largest global auto makers 6 OF THE 10 largest global consulting firms 6 OF THE 10 largest global CPA firms 4 OF THE 4 largest U.S. cities 9 OF THE 10 busiest North American airports 25 OF THE 25 largest health insurers 5 OF THE 10 largest healthcare providers 4 OF THE 10 Everbridge Market Opportunity 4 largest US Higher Ed institutions 30 OF THE 100 4 OF THE 195 Countries 4 OF THE 50 US States FL 10% OF THE OF THE 5% 25% 280,000 US Hospital Beds CURRENT CUSTOMERS REPRESENT OF THE busiest North American airports 50 OF THE 100

2018 Enterprise Sales Evolution Align to Business Value ‘Sell the Platform’ International and Channel Growth Customer Success Focus

Our Approach Has Evolved MANY USE CASES MULTIPLE BUYERS ONE PLATFORM BUYER PERSONAS USE CASES COO CIO BC CRO Employee Life Safety IT Services Supply Chain Business Continuity CFO CSO InfoSec Rev Ops PubSafety

Our Use Cases Drive Business Value Keeping branches open and recovering faster than the competition Keeping employees safe on hard-to-secure open campuses and when traveling Enabling additional revenue from more risky geographies Mitigating supply chain risk to minimize plant downtime

Our Thought Leadership Lead Generation

Rackspace

Expanding Vertical Market Approach HEALTHCARE PUBLIC SECTOR CORPORATE LARGE SYSTEMS SMB FACILITIES FINANCIAL SERVICES HIGH TECH* RETAIL* ENERGY* FEDERAL* SLG HIGHER EDUCATION MUNICIPAL UTILITIES* TRANSPORTATION * NEW VERTICAL MARKETS IN 2018

New Market Opportunity FedRAMP opens Federal and part of Department of Defense Market supports multiple use cases Sales team onboarded More SaaS experience than incumbent Employee Life Safety Business Continuity IT Services

New Product Growth 2 Products 10 Products

Multi-product Growth Strategy EVERBRIDGE’S BROAD PRODUCT PORTFOLIO HAS GAINED MOMENTUM… # OF SIGNED MULTI-PRODUCT DEALS PER QUARTER 30% growth Safety Connection IT Alerting Crisis Commander Community Engagement Visual Command Center CORE Mass Notification

Growth in $100,000+ Deals 4 19 Q1 2017 Q1 2018

Land & Expand: Global Technology Leader Safety Connection Mass Notification Visual Command Center Incident Communication

Land & Expand: Top 4 Global Consulting Firm Safety Connection Mass Notification Visual Command Center Incident Communication

Field Sales Growth Los Angeles San Francisco Boston Washington D.C. Lansing London Oslo Paris Singapore Bangalore Berlin Prior to 2017 Since 2018

International & Channel Expansion CHANNEL PARTNERS 60% Y/Y Revenue Growth in 2017

MJ McCarthy – Vice President Sales Riz Karim – Vice President Services

Ensuring Customer Success Customer Success SaaS Average 90% Renewals Everbridge 95%+ Renewals Account Management Tech Touch Customer Enablement User Communities Technical Support Automated Risk ID ADOPT RETAIN GROW DELIGHT

Healthcare Customer

Customer Lifecycle Customer Satisfaction Data-Driven Insights Customer Maturity Score Custom On-Boarding Exit Criteria Adoption and Time-to-Value Goals Best Practice Toolkits & Webinars Mid-Year Health Check GROWTH AND RENEWAL PRE-SALES ENABLEMENT AND SUPPORT ONBOARDING Professional Services Requirements analysis Best practices Seamless transition to delivery teams

Market Leading Differentiation THE COMPANY THE SOLUTION PEOPLE Highly skilled and highly passionate employees that are dedicated to customer success. DATA Automated real-time threat detection through comprehensive data for over 100 different risk types. SCALE As a public company, we have the resources to support organizations of all sizes on a global scale. PLATFORM Robust communications and delivery platform that supports you anytime, anywhere globally. TRUST Proven track record with over 3,800 customers globally. PRODUCTS Integrated suite of applications that help manage critical events throughout the entire process.

QUESTIONS?

Everbridge Technology Jim Totton

Jim Totton – EVP Product Mgmt, Engineering & Operations 40+ years business & technology executive leadership Former VP & GM for Red Hat’s $1B+ Platform Business Unit GM of Marketing at Microsoft OEM division leading product management and business development for $20B+ OEM channel Vice President of Software for Product Group at Dell Technologies 23-year veteran of Digital Equipment Corporation

Global Product Organization Los Angeles San Francisco Boston Lansing London Oslo Amsterdam Bangalore+ Beijing Prior to 2017 Since 2017

Modern Agile Organization Multi-year organization growth and transformation Changes across the organization Adopted Agile development process Embrace DevOps culture/process Continuous Integration / Continuous Deployment Re-Architecting for the cloud Quality Assurance (QA) Technology Operations Development (Software Engineering) DevOps

USE CASES Everbridge Critical Event Management Platform PLATFORM Employee Safety & Security IT Services Supply Chain Secure & Compliant Highly Available & Scalable Visual & Collaborative Globally Local Business Continuity Location & Event Aware PRODUCTS Safety Connection Mass Notification Visual Command Center IT Alerting Incident Communication UMS LBAS Traveling Employee Resident Communications

Platform Philosophy Multi Tenant SaaS (no customization) Extreme self-service Create a strategic platform, not stand alone products Design for Reliability Design for Scalability Design for Data Privacy & Security

MRE Technology Mass Recipient Emulator EUX Driven GSLB Multi-Modal Multiplexer Contacts De-Duplication Emergency and non-emergency telecommunications notification system * System and method for management of resources in emergency situations *Hybrid graphics for interactive reporting * System and Method for Permitting Geographically-Pertinent Information * Systems and methods for metric-based cloud management * System and Method for Management of Resources in Emergency and Operational * Incident Communication System * Systems and methods for distance and performance based load balancing * Management of Resources in Emergency and Operational Situations * Systems and methods for providing adaptive flow control in a notification 80+ Worldwide Patents Expanding IP Portfolio

Everbridge Platform: High Availability, Scale, Redundancy & Secure

Transactional Availability / "First Responder Grade"

HIGH AVAILABILITY & SCALABILITY

15 data centers, flexible capacity, and full stack redundancy

REDUNDANCY ACROSS MAJOR MODALITIES

Multiple SMS and voice providers vetted to ensure no downstream inter-dependencies, optimized for local delivery

REDUNDANT NOC'S

Two geographically distributed NOC's staffed 24x7x365

MULTIPLE LIVE SUPPORT TEAMS

Global live support team with 24x7x365 tier 1 and tier 2 staffing and live operator service

LEADING SECURITY & COMPLIANCE

Multiple certifications confirmed by accredited 3rd party auditors

Everbridge Platform: High Availability, Scale, Redundancy & Secure Transactional Availability / “First Responder Grade” HIGH AVAILABILITY & SCALABILITY 15 data centers, flexible capacity, and full stack redundancy MULTIPLE LIVE SUPPORT TEAMS Global live support team with 24x7x365 tier 1 and tier 2 staffing REDUNDANCY ACROSS MAJOR MODALITIES Multiple SMS and voice providers vetted to ensure no downstream inter-dependencies, optimized for local delivery SMS REDUNDANT NOC’S Two geographically distributed NOC’s staffed 24x7x365 LEADING SECURITY & COMPLIANCE Multiple certifications confirmed by accredited 3rd party auditors 20+ MILLION Critical Events since Q2 2017 99.99% Transactional Uptime 80+ Worldwide Core Patents 200+ Countries & Territories

Everbridge Platform: High Availability, Scale, Redundancy & Secure Transactional Availability / “First Responder Grade” HIGH AVAILABILITY & SCALABILITY 15 data centers, flexible capacity, and full stack redundancy MULTIPLE LIVE SUPPORT TEAMS Global live support team with 24x7x365 tier 1 and tier 2 staffing and live operator service REDUNDANCY ACROSS MAJOR MODALITIES Multiple SMS and voice providers vetted to ensure no downstream inter-dependencies, optimized for local delivery SMS REDUNDANT NOC’S Two geographically distributed NOC’s staffed 24x7x365 LEADING SECURITY & COMPLIANCE Multiple certifications confirmed by accredited 3rd party auditors Supporting 2.1 BILLION Messages Sent per Year 99.99% Transactional Uptime 13 Core Patents 200+ Countries & Territories 350+ Years of Emergency, Continuity, and IT Experience

Infrastructure Matters PRIMARY SECONDARY Traditional Infrastructure Regional data centers Fixed capacity with ‘passive’ disaster recovery backup Vulnerable when exposed to a major regional event or multiple simultaneous incidents Limited delivery optimization ACTIVE ACTIVE ELASTIC SITES PRESENCE POINTS Infrastructure as Code deployment ‘Full stack’ scaling across geographies and for simultaneous major events Geographic distribution for privacy and regulatory needs On-demand Message Capacity Everbridge Next Generation Critical Events Platform Infrastructure as Code

Market Leading Quality of Service 99.99% Transactional Service Availability Ability to complete tasks like sending a notification Message Sending Performance Guarantee Voice SMS Email Smartphone Push Notifications Measured 24x7x365 External 3rd party monitoring service 20+ globally distributed and internal locations 99.99% Service Availability

The Platform In Action … Hurricane Irma

Hurricane Irma

Platform Scalability and Reliability When It Really Counts...

Everbridge Platform: High Availability, Scale, Redundancy & Secure Transactional Availability / “First Responder Grade” HIGH AVAILABILITY & SCALABILITY 15 data centers, flexible capacity, and full stack redundancy MULTIPLE LIVE SUPPORT TEAMS Global live support team with 24x7x365 tier 1 and tier 2 staffing and live operator service REDUNDANCY ACROSS MAJOR MODALITIES Multiple SMS and voice providers vetted to ensure no downstream inter-dependencies, optimized for local delivery SMS REDUNDANT NOC’S Two geographically distributed NOC’s staffed 24x7x365 LEADING SECURITY & COMPLIANCE Multiple certifications confirmed by accredited 3rd party auditors Supporting 2.1 BILLION Messages Sent per Year 99.99% Transactional Uptime 13 Core Patents 200+ Countries & Territories 350+ Years of Emergency, Continuity, and IT Experience

Global Coverage and Redundancy 200+ Countries & Territories Supported Triple Redundant Global Voice Providers Double Redundant Global SMS Network Providers

Everbridge Platform: High Availability, Scale, Redundancy & Secure Transactional Availability / “First Responder Grade” HIGH AVAILABILITY & SCALABILITY 15 data centers, flexible capacity, and full stack redundancy MULTIPLE LIVE SUPPORT TEAMS Global live support team with 24x7x365 tier 1 and tier 2 staffing and live operator service REDUNDANCY ACROSS MAJOR MODALITIES Multiple SMS and voice providers vetted to ensure no downstream inter-dependencies, optimized for local delivery SMS REDUNDANT NOC’S Two geographically distributed NOC’s staffed 24x7x365 LEADING SECURITY & COMPLIANCE Multiple certifications confirmed by accredited 3rd party auditors Supporting 2.1 BILLION Messages Sent per Year 99.99% Transactional Uptime 13 Core Patents 200+ Countries & Territories 350+ Years of Emergency, Continuity, and IT Experience

Global Operations & Support Centers: Beijing, Bangalore, Amsterdam, Oslo, London, Boston and Los Angeles GLOBAL OPERATIONS CENTERS Proactive Platform Availability & Performance Management 24 x 7 x 365

Everbridge Platform: High Availability, Scale, Redundancy & Secure Transactional Availability / “First Responder Grade” HIGH AVAILABILITY & SCALABILITY 15 data centers, flexible capacity, and full stack redundancy MULTIPLE LIVE SUPPORT TEAMS Global live support team with 24x7x365 tier 1 and tier 2 staffing and live operator service REDUNDANCY ACROSS MAJOR MODALITIES Multiple SMS and voice providers vetted to ensure no downstream inter-dependencies, optimized for local delivery SMS REDUNDANT NOC’S Two geographically distributed NOC’s staffed 24x7x365 LEADING SECURITY & COMPLIANCE Multiple certifications confirmed by accredited 3rd party auditors Supporting 2.1 BILLION Messages Sent per Year 99.99% Transactional Uptime 13 Core Patents 200+ Countries & Territories 350+ Years of Emergency, Continuity, and IT Experience

Todd Kokoszka – Vice President Engineering

State of the Art Security and Compliance * FedRamp certification in progress Markets, Reach, Reliability

FedRAMP -  Federal Risk and Authorization Management Program Opens Federal Market and elements of DoD for core business Received FedRAMP ATO from our sponsoring Agency on June 7, 2018 Final Review with FedRAMP PMO to become Fully Authorized – In Process 0% 95% Initial Assessment Control Analysis Control Implementation Documentation 3PAO Assessment Sponsoring Agency ATO FedRAMP PMO Authorization Team Estimation Internal Audit

Market Leading Differentiation THE COMPANY THE SOLUTION PEOPLE Highly skilled and highly passionate employees that are dedicated to customer success. DATA Automated real-time threat detection through comprehensive data for over 100 different risk types. SCALE As a public company, we have the resources to support organizations of all sizes on a global scale. PLATFORM Robust communications and delivery platform that supports you anytime, anywhere globally. TRUST Proven track record with over 3,800 customers globally. PRODUCTS Integrated suite of applications that help manage critical events throughout the entire process.

THANK YOU

Everbridge Products Claudia Dent

Claudia Dent – SVP Product Management 20+ years leadership experience in technology industry Executive positions in product management, marketing, business development Background with high-growth companies from start-ups to large global enterprises including: IBM / Rational Software Interleaf Ounce Labs Compuware / DynaTrace & Gomez

Diversify Business through CEM Retain & Grow the Base Continue Mass Notification Growth Growth Strategy

Agenda: Everbridge Product Differentiation 3 Drive our Strategic Enterprise Value CEM 2 Grow our MN/IC Business by Increasing ASP & New Markets 1 Maximize Net Retention and Cross-Sell into the Base Multiple Products One Platform Unified User Ex Unified Contact Unified Mobile CEM Automation CEM Lifecycle LIVE DEMO Multiple Verticals Flexible Deployment Self Service Global Expansion

Agenda: Everbridge Product Differentiation 3 Drive our Strategic Enterprise Value CEM 2 Grow our MN/IC Business by Increasing ASP & New Markets 1 Maximize Net Retention and Cross-Sell into the Base Multiple Products One Platform Unified User Ex Unified Contact Unified Mobile CEM Automation CEM Lifecycle LIVE DEMO Multiple Verticals Flexible Deployment Self Service Global Expansion

Multi-product Growth Strategy EVERBRIDGE’S BROAD PRODUCT PORTFOLIO HAS GAINED MOMENTUM… Safety Connection IT Alerting Crisis Commander Community Engagement Visual Command Center CORE Mass Notification Everbridge Differentiators One Platform Unified User Ex Unified Contact Services Unified Mobile

Customer Journey: User Experience Start with Mass Notification

Customer Journey: User Experience ! Add Safety Connection

Customer Journey: User Experience Add IT Alerting

Additional Information Diane Wilkinson WENTWORTH, INC 25 Corporate Drive Burlington, MA Unified Contact Profile Delivery Methods NETWORK ACCESS POINTS ACCESS CONTROL Open SFTP, LENEL CONNECTOR MOBILE SAFETY CONTACTBRIDGE TRAVEL SYSTEMS IT Alerting Skills On Call Schedule

Unified Mobile Experience Receive Public Alerts Respond to IT Incident Manage On-Call Schedule Receive Private Alerts Stay Safe SOS Panic FLPREPARES Evacuation orders for Broward County. Evacuation centers now opened. Swipe for More

Agenda: Everbridge Product Differentiation 3 Drive our Strategic Enterprise Value CEM 2 Grow our MN/IC Business by Increasing ASP & New Markets 1 Maximize Net Retention and Cross-Sell into the Base Multiple Products One Platform Unified User Ex Unified Contact Unified Mobile CEM Automation CEM Lifecycle LIVE DEMO Multiple Verticals Flexible Deployment Self Service Global Expansion

Core Market Expansion: Verticals Flexible Self Service Administration for Different Organizations Corporation with Centralized Administration Corporation with De-Centralized Administration Large Hospital Systems US DE UK UK Statewide Deployments FL

Core Market Expansion: Global Global Critical Event Management reaching 200+ Countries

Core Market Expansion: Global Country wide Notification Systems Automatically Identifies all cell phones in a given area No Need for “Opt-Ins” UMS Patented Technology

Agenda: Everbridge Product Differentiation 3 Drive our Strategic Enterprise Value CEM 2 Grow our MN/IC Business by Increasing ASP & New Markets 1 Maximize Net Retention and Cross-Sell into the Base Multiple Products One Platform Unified User Ex Unified Contact Unified Mobile CEM Automation CEM Lifecycle LIVE DEMO Multiple Verticals Flexible Deployment Self Service Global Expansion

Without Everbridge… Where is it? What assets? Who is impacted? Employees? Customers? Contractors? Responders? Activate Standard Operating Plans What happened? Audit trail? BREAKING NEWS Active assailant reported in London. Possible hostage situation.

Live Demo

Market Leading Differentiation THE COMPANY THE SOLUTION PEOPLE Highly skilled and highly passionate employees that are dedicated to customer success. DATA Automated real-time threat detection through comprehensive data for over 100 different risk types. SCALE As a public company, we have the resources to support organizations of all sizes on a global scale. PLATFORM Robust communications and delivery platform that supports you anytime, anywhere globally. TRUST Proven track record with over 3,800 customers globally. PRODUCTS Integrated suite of applications that help manage critical events throughout the entire process.

Visual Command Center & IT Alerting Vick Vaishnavi

Vick Vaishnavi – General Manager, IT Alerting and VCC 25+ years business and technology experience in Enterprise IT & Risk Management markets Deep experience in ITSM, ITOM, Cyber Security, Cloud, Governance & Compliance, SaaS and Mobile markets President & CEO of Yottaa  SVP & GM of EMC’s $1B+ RSA Security Division President & CEO of Aveksa CMO of BMC Software’s $1B+ ESM Division  CMO of BladeLogic. 8 patents; BSEE (I.I.T), M.S(UMass), M.B.A (BU Questrom School of Business)

USE CASES Everbridge Critical Event Management Platform PLATFORM Employee Safety & Security IT Services Supply Chain Secure & Compliant Highly Available & Scalable Visual & Collaborative Globally Local Business Continuity Location & Event Aware PRODUCTS Safety Connection Mass Notification Visual Command Center IT Alerting Incident Communication UMS LBAS Traveling Employee Resident Communications

Critical Event Response App Service Down Supply Chain Disruption Cyber Attack Risk & Security Business Continuity Cyber Security MIM, IT Ops Dev Ops Multiple Events / Teams / Tools / Modalities Involved “Coordinating incident response across the organization is the biggest challenge for most enterprises” Gartner – Nov 2017

Operational Value Drivers Use cases value roll up to one or more of these areas: Reducing lost revenue from events impacting services, assets, supply chain, personnel Deferring or cutting costs for response management through automation Reducing the worker-hours spent/wasted on manual response activities

Example: 3600 Coverage of IT use cases for critical response automation Outage Latency Request DDoS Cyberattack Compliance Change Release Update Provision Backup Restore Patch/ Configure Audit/ Remediate Dev/ Deploy Backup/ Restore CRITICAL EVENT> <ACTION DEV OPS SECURITY OPS SERVICE OPS BC/DR DEV OPS SECURITY OPS SERVICE OPS BC/DR

Integrated Enterprise Response for Business & IT Severity CRITICAL EVENT Duty of Care Business Continuity Supply Chain Physical Security CRITICAL EVENT Business IT Unified Integrated Response

Next Opportunity - Risk & Response Analytics Cognitive Prescriptive Predictive

The Future – Enterprise Fusion Centers IT Operations Cyber Security Supply Chain Enterprise Risk & Safety Manage Control Automate

Market Leading Differentiation THE COMPANY THE SOLUTION PEOPLE Highly skilled and highly passionate employees that are dedicated to customer success. DATA Automated real-time threat detection through comprehensive data for over 100 different risk types. SCALE As a public company, we have the resources to support organizations of all sizes on a global scale. PLATFORM Robust communications and delivery platform that supports you anytime, anywhere globally. TRUST Proven track record with over 3,800 customers globally. PRODUCTS Integrated suite of applications that help manage critical events throughout the entire process.

Everbridge Convergence of the CISO and CSO

Tracy Reinhold – Chief Security Officer Former Head of the FBI’s Intelligence Division Executive leadership in security and incident management for the world’s largest brands Chief Security Officer at Fannie Mae Vice President of Global Investigations at Walmart 22 years of service with Federal Bureau of Investigation Served as Associate Executive Assistant Director for National Security

The CSO

CSO Role and CISO Partnership Personnel Security Background Investigations Physical Security Information Security Partnership with separate CISO reporting to CIO Travel Security Asset Protection Case Investigations Crisis Management Business Continuity Executive Protection

Quantify your Duty of Care Responsibilities

Expand to Perimeter + Mobile + Travelers Mobile Workforces Require a Dynamic Approach BUILDING SAFETY EMPLOYEE SAFETY LONE WORKER SAFETY EXECUTIVE TRAVEL

Gain Scale + Preparedness through Technology

Moving from Cost Center to Value Center

Investment Summary

  Patrick Brickley – VP Finance & Accounting 20 years experience in Finance, Accounting, Sales, and Strategy Google – Finance Business Partner and Lead ITA Software – Revenue Operations, Financial Planning CPA – PricewaterhouseCoopers MBA – University of Chicago Booth School of Business

Highlights Strong Revenue Growth Adjusted EBITDA Positive1 Strong SaaS Metrics Pure Play SaaS Compelling Unit Economics Attractive Long-term Model (1) Adjusted EBITDA Positive 2017, 2016, and 2012-2014.

Strong Revenue Growth Revenue in millions of dollars 34% Growth 35% CAGR

Predictable SaaS Recurring Revenue Model Total Revenue in millions of dollars 96% of revenue is recurring subscription1 90%+ of revenue contracted prior to quarter start2 110+% annual revenue retention rate3 2 years average length of customer contract4 (1) Years ended December 31, 2016 and 2017. (2) Over 90% of the revenue recognized in each of the eight most recently completed quarters was generated from contracts entered into in prior quarters or renewals of those contracts, exclusive of upsells. (3) Years ended December 31, 2015, 2016, and 2017. (4) As of December 31, 2017.

Continued Strong Momentum in the Business (1)  On a Trailing Twelve month basis.  (2)  At midpoint of guidance.  Number of multi product deals signed Non-Mass Notification bookings (TTM basis) 1 30% growth

Revenue by Sector1 15% Healthcare 54% Corporate Strong and Diversified Revenue Profile Revenue by Geography2 (1)  12 months ended March 31, 2018 (2)  Three months ended March 31, 2018 89% United States 11% Rest of World 31% Public Sector

Attractive Customer Economics Adjusted Gross Margin Percentage2 $1.00 spent to acquire $1 of recurring revenue1 FIRST YEAR 6¢ spent to retain $1 of recurring revenue1 SUBSEQUENT YEARS (1) Reflects $1.00 spent to generate each $1.00 of new sales in 2017, compared to 12 months of contract value for contracts entered into in 2017, and $0.06 to renew each $1.00 of renewal sales in 2017, compared to 12 months of contract value for contracts renewed in 2017. (2) See slide 76 for a reconciliation of adjusted gross margin to gross profit, the most comparable metric calculated in accordance with U.S. GAAP.

History of Positive Adjusted EBITDA Adjusted EBITDA1 in millions of dollars Adjusted EBITDA1 in millions of dollars Secure Messaging Community Engagement Safety Connection (1) See slide 76 for a reconciliation of adjusted EBITDA to net loss, the most comparable metric calculated in accordance with U.S. GAAP. (1.8) due to new product investment

Attractive Financial Model As a % of Revenue 2013 2014 2015 2016 2017 Adjusted Gross Margin %1 71% 72% 70% 72% 72% Sales & Marketing1 39% 37% 44% 44% 43% Research & Development1 19% 17% 19% 19% 20% General & Administrative1 14% 16% 18% 15% 15% Adjusted EBITDA Margin1 7% 6% (6%) 0% 0% (1)  See slide 76 for a reconciliation of non-GAAP metrics to the most comparable metrics calculated in accordance with U.S. GAAP.

Investment Summary Experienced Public Company Management Team SaaS Subscription Model 110+% annual revenue retention rate3 35% Revenue CAGR2 Adjusted EBITDA Positive1 Growing Enterprise Software Suite $45 Billion TAM in 20204 Disruptive in Physical Safety & Security Market Adjusted EBITDA Positive 2017, 2016, and 2012-2014. 35% compound annual growth rate is for 2014-2017. Years ended December 31, 2017, 2016, and 2015. Everbridge estimates based on data from Frost & Sullivan and Markets and Markets

ENDNOTES – NON-GAAP RECONCILITATION

Summary

Market Leading Differentiation THE COMPANY THE SOLUTION PEOPLE Highly skilled and highly passionate employees that are dedicated to customer success. DATA Automated real-time threat detection through comprehensive data for over 100 different risk types. SCALE As a public company, we have the resources to support organizations of all sizes on a global scale. PLATFORM Robust communications and delivery platform that supports you anytime, anywhere globally. TRUST Proven track record with over 3,800 customers globally. PRODUCTS Integrated suite of applications that help manage critical events throughout the entire process. Clear market leader in Mass Notification business with 3800+ customer base A scaled platform that supports 20+ million critical events annually with daily use and delivers billions of messages Successfully expand from a single product company to now 10 products Addition of Safety Connection and Visual Command Center which have demonstrated very strong growth to now contribute 50% of new and growth sales Accelerating international and partner relationships to support CEM

3 Drive our Strategic Enterprise Value CEM 2 Grow our MN/IC Business by Increasing ASP & New Markets 1 Maximize Net Retention and Cross-Sell into the Base Drive “best in class” renewals across the 3,800+ customer base 95%+/110%± Deliver CEM Suite to provide enterprise-wide platform for Critical Events Increase the ASP thru Multi-product Sales Add 1 new product every 12-18 months Expand Internationally & win entire countries with LBAS Expand into Federal Market with FedRAMP Expand CEM to include Physical, Human and IT Assets Add new CEM Products to drive greater value and increase ASP Continue to execute our Large City & State and Enterprise Strategy Gross / Net Renewals Best in class net retention and cross sell to base Grow MN by increasing ASP and expanding into new Federal and International markets Drive the strategic enterprise value of CEM Supplemented by our Build, Buy & Partner strategy All supported by a strong global Go-to-Market organization and process Long-Term Core Growth Strategy

Proven Executive Team Team has executed growth strategies across multiple public companies. 8 of the team members have worked together previously. Scott Burnett Senior VP Operations Vick Vaishnavi GM IT Alerting & IOT Gary Phillips Senior VP Sales Elliot Mark General Counsel Claudia Dent Senior VP Product Yuan Cheng Senior VP Engineering Jaime Ellertson Chairman & CEO Bob Hughes President Ken Goldman Senior VP & CFO Joel Rosen Chief Marketing Officer Imad Mouline Chief Technology Officer Javier Colado Senior VP Int’l. Sales Jim Totton EVP Product Experienced Management Team: Expanded in last 2 years to provide leadership for the future Strong Operational Execution: IPO, Secondary, Convertible and 7 straight quarters of exceeding guidance and our own plans Successful M&A Transactions: Accelerating new product development and expanding to new geographies Continued Momentum: Strong growth with integrated Critical Event Management Suite Transitions: My transition to Executive Chairman in 2019